UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2005

Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-22739	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400
Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

281-618-0400
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
Press Release dated October 18, 2005

Item 7.01.      Regulation FD Disclosure
Attached as Exhibit 99.1 and incorporated by reference herein is the press release issued by the Registrant on October 18, 2005 regarding U.S. Department of Justice clearance with respect to the acquisition of certain assets from Stolt Offshore, Inc. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
Item 9.01      Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Press Release of Cal Dive International, Inc. dated October 18, 2005.

Cal Dive International, Inc.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 19, 2005

Cal Dive International, Inc.
By:	/s/ A. WADE PURSELL
A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Cal Dive International, Inc. dated October 18, 2005.